UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2024

John Bean Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400

Chicago, IL 60602

(Address of principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on April 4, 2024, John Bean Technologies Corporation, a Delaware corporation (“JBT”), entered into a definitive agreement related to JBT’s previously announced intention to make a voluntary takeover offer (the “Offer”) for all of the issued and outstanding shares of Marel hf., a public limited liability company incorporated under the laws of Iceland (“Marel”). In connection with the Offer, JBT has filed with the Icelandic Supervisory Authority for the Central Bank of Iceland (the “FSA”) for approval a draft prospectus prepared in accordance with Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017, as amended (the “Prospectus Regulation”), and in compliance with the requirements set out in Commission Delegated Regulation (EU) 2019/980 of 14 March 2019 (the “Delegated Prospectus Regulation”), with respect to the shares of JBT common stock to be issued in connection with the Offer and the listing and admission to trading on Nasdaq Iceland of certain of such shares of JBT common stock (the “prospectus”). Pursuant to section 18.1.1 of Annex 1 of the Delegated Prospectus Regulation, the prospectus must include or incorporate by reference audited historical financial statements for JBT as of December 31, 2023, 2022 and 2021 and for the years ended December 31, 2023, 2022 and 2021, as well as an audit report in respect of each year. JBT is filing this Current Report on Form 8-K (this “Report”) to provide such audited historical financial statements required under the Prospectus Regulation and the Delegated Prospectus Regulation.

As part of its audited consolidated financial statements, JBT is providing a balance sheet as of December 31, 2021, which has been recast to reflect the sale of JBT’s former AeroTech business segment. Other than including such balance sheet as of December 31, 2021 and making related changes to the notes to its audited consolidated financial statements, no changes have been made to JBT’s audited consolidated financial statements as included in JBT’s Annual Report on Form 10-K for the year ended December 31, 2023.

This Report includes (a) JBT’s audited consolidated financial statements as of and for the years ended December 31, 2023, 2022 and 2021, and the related notes, and the related report of PricewaterhouseCoopers LLP, JBT’s independent registered public accounting firm, which are included as Exhibit 99.1, and (b) the consent of PricewaterhouseCoopers LLP consenting to the incorporation by reference in certain of JBT’s registration statements of its report included in Exhibit 99.1, which is included as Exhibit 23.1.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of JBT

JBT’s audited consolidated financial statements as of and for the years ended December 31, 2023, 2022 and 2021, and the related notes, and the related report of PricewaterhouseCoopers LLP, JBT’s independent registered public accounting firm, are filed herewith as Exhibit 99.1 and included herein.

(d) Exhibits

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of John Bean Technologies Corporation.

99.1	John Bean Technologies Corporation’s audited consolidated financial statements as of and for the years ended December 31, 2023, 2022 and 2021, and the related notes, and the related report of PricewaterhouseCoopers LLP, independent registered public accounting firm of John Bean Technologies Corporation.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

IMPORTANT NOTICES

This Report is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this Report is not an offer of securities for sale in the United States, Iceland, the Netherlands or Denmark.

NOTE TO U.S. SHAREHOLDERS

It is important that U.S. shareholders understand that the Offer and any related offer documents are subject to disclosure and takeover laws and regulations in Iceland and other European jurisdictions, which may be different from those of the United States. The Offer will be made in compliance with the U.S. tender offer rules, including Regulation 14E under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any exemption available to JBT in respect of securities of foreign private issuers provided by Rule 14d-1(d) under the Exchange Act.

IMPORTANT ADDITIONAL INFORMATION

No offer of JBT securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption from registration, and applicable European regulations, including the Icelandic Prospectus Act no. 14/2020 and the Icelandic Takeover Act no. 108/2007 on takeovers. In connection with the Offer, JBT has filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which contains a preliminary proxy statement/prospectus. Additionally, JBT has filed with the FSA for approval a draft of the prospectus. JBT has also filed a draft offer document with the FSA. SHAREHOLDERS OF JBT AND MAREL ARE URGED TO READ THE FORM S-4, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, THE PROSPECTUS, AND THE OFFER DOCUMENT, AS APPLICABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC OR THE FSA CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. JBT and Marel shareholders may obtain a free copy of the proxy statement/prospectus (when available), as well as other filings containing information about JBT, without charge, at the SEC’s website at www.sec.gov, and on JBT’s website at https://ir.jbtc.com/overview/default.aspx. Following the launch of the Offer, you may obtain a free copy of the prospectus on the FSA’s website at www.fme.is and on JBT’s website at www.jbtc.com as well as a free copy of the offer document.

PARTICIPANTS IN THE SOLICITATION

JBT and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of JBT’s common stock in respect of the Offer. Information about the directors and executive officers of JBT is set forth in the proxy statement for JBT’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024, and in the other documents filed after the date thereof by JBT with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus regarding the Offer. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN BEAN TECHNOLOGIES CORPORATION

By:	/s/ Matthew J. Meister
Name:	Matthew J. Meister
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Dated: June 18, 2024

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